EXHIBIT 23.1



                         CONSENT OF INDEPENDENT AUDITORS



     We consent  to the use in this  Registration  Statement  on Form S-8 of our report dated February 16, 1996, relating to the consolidated financial statements of Gaylord Companies, Inc. and the reference to our firm in this Registration Statement.



                          /s/ Feldman Radin & Co., P.C.
                         -----------------------------
                            FELDMAN RADIN & CO., P.C.
                          Certified Public Accountants

New York, New York
February 28, 1997